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                                                                     EXHIBIT(j)



                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Fortis Series Fund, Inc.:



We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.




                                         /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 30, 1999